FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Delaware)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended June 30, 2008 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Monthly Financial Data as of and for the period ended June 30, 2008 (Unconsolidated)
99.2 Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended June 30, 2008

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: July 22, 2008	By: /s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended June 30, 2008	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended June 30, 2008	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended June 30, 2008	As of, for the month ended May 31, 2008		As of, for the month ended June 30, 2007		As of, for the 6 months ended June 30, 2008	As of, for the 6 months ended June 30, 2007

Cash and investment securities	$390,455		$384,661		$385,942
Total mortgage-backed securities	$43,233		$44,007		$50,569
Total assets	$7,178,136		$7,143,428		$7,669,286

LOANS:
Gross loans receivable	$6,559,610	$	* 6,589,978	$	* 7,088,986

Loans funded:
Single-family loans	$70,165		$87,407		$41,033	$437,649	$351,405
Multi-family loans	53,620		65,125		12,409	303,447	64,492
Commercial & industrial real estate loans	2,750		824		6,500	11,297	12,455
Other loans	7,048		4,695		264	24,562	11,533
Total loans funded	$133,583		$158,051		$60,206	$776,955	$439,885
Loans originated for third parties:	-		-		6,993	3,861	78,616
Total loans originated:	$133,583		$158,051		$67,199	$780,816	$518,501

Percentage of ARMs originated	10%		6%		51%	10%	49%
Loan repayments:
Single-family loans	$49,434	$	* 47,060		$213,359	$362,712	$1,283,980
Multi-family & commercial real estate loans	31,845		43,790		70,616	243,173	271,233
Other loans	1,724		1,307		1,786	13,872	23,353
	$83,003		$92,157		$285,761	$619,757	$1,578,566

Loans sold	$-		$-		$5,214	$1,060	$341,293

Percentage of adjustable rate loans to the total portfolio	79.73%		81.54%		96.84%

Non-performing assets to total assets ratio	8.20%		8.03%		0.85%

Delinquent loans:
Non-accrual single-family loans	$491,693		$506,775		$53,330
Single-family loans 30 to 59 days delinquent	$126,286		$130,577		$27,451
Single-family loans 60 to 89 days delinquent	$81,410		$70,218		$7,736

BORROWINGS:
Federal Home Loan Bank advances	$2,199,000		$2,095,000		$945,000
Reverse repurchase agreements	$370,000		$370,000		$900,900

DEPOSITS:
Retail deposits	$3,169,443		$3,174,375		$3,067,847
Wholesale deposits	691,737		734,942		1,825,921
	$3,861,181		$3,909,317		$4,893,768

Net increase (decrease) in deposits	$(48,136)		$(48,126)		$(4,464)	$(307,767)	$(1,008,350)

* Revised.

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended June 30, 2008	As of, for the month ended May 31, 2008	As of, for the month ended June 30, 2007	As of, for the 6 months ended June 30, 2008	As of, for the 6 months ended June 30, 2007
Yield on loans	5.82%	5.85%	8.00%	6.48%	7.99%
Yield on investments	5.23%	5.23%	5.32%	5.09%	5.46%
Yield on earning assets	5.77%	5.81%	7.85%	6.38%	7.84%
Cost of deposits	3.23%	3.39%	4.37%	3.62%	4.46%
Cost of borrowings	3.55%	3.76%	5.37%	4.13%	5.39%
Cost of money	3.36%	3.53%	4.67%	3.81%	4.76%
Earnings spread	2.41%	2.28%	3.18%	2.57%	3.08%
Effective net spread	2.58%	2.45%	3.55%	2.76%	3.49%

 EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances
	June 30, 2008		March 31, 2008		December 31, 2007
First trust deeds residential loans:
One to four units	$4,495,508		$4,511,357		$4,652,876
Five or more units	1,787,336		1,749,468		1,709,815
Residential loans	$6,282,844		$6,260,825		$6,362,691

Other real estate loans	$155,245		$163,970		$165,453
Non-Real estate loans	121,521		106,324		111,045
Total loans receivable	$6,559,610		$6,531,119		$6,639,189

Single family loan portfolio by year of origination

Year of Origination	June 30, 2008		March 31, 2008		December 31, 2007
2003 and prior	$346,289	7.7%	$374,451	8.3%	$395,506	8.5%
2004	630,690	14.0%	678,709	15.0%	725,904	15.6%
2005	1,748,128	38.9%	1,947,026	43.2%	2,106,973	45.3%
2006	984,204	21.9%	1,026,595	22.8%	1,066,660	22.9%
2007	357,479	8.0%	364,182	8.1%	357,833	7.7%
2008	428,718	9.5%	120,394	2.6%	-	0.0%
Total single family portfolio	$4,495,508	100.0%	$4,511,357	100.0%	$4,652,876	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	June 30, 2008		March 31, 2008		December 31, 2007
<65%	$816,910	18.2%	$780,105	17.3%	$817,580	17.6%
65 - 70%	512,392	11.4%	494,561	11.0%	505,320	10.9%
70 - 75%	608,860	13.5%	593,323	13.2%	593,386	12.8%
75 - 80%	2,236,273	49.7%	2,272,612	50.4%	2,348,772	50.5%
80 - 85%	63,043	1.4%	69,162	1.5%	73,564	1.6%
85 - 90%	210,132	4.7%	247,644	5.5%	262,719	5.6%
>90%	47,898	1.1%	53,950	1.1%	51,535	1.0%
Total single family portfolio	$4,495,508	100.0%	$4,511,357	100.0%	$4,652,876	100.0%

Single family loan portfolio by estimated current LTV ratio

Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Current LTV Ratio
<70%	$1,358,048	30.2%	52.5%
>70% <=80%	1,098,438	24.4%	75.4%
>80% <=90%	1,119,945	24.9%	85.2%
>90% <=100%	721,565	16.1%	94.0%
>100% <=110%	131,333	2.9%	103.0%
>110%	7,491	0.2%	114.5%
Not in MSAs	58,688	1.3%	N/A
Total single family portfolio	$4,495,508	100.0%	74.8%

(1) The current estimated loan to value ratio is based on OFHEO March 2008 data. The OFHEO housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that OFHEO data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.”

Single family loan portfolio by borrower documentation type

Borrower documentation type	June 30, 2008		March 31, 2008		December 31, 2007
Verified Income/Verified Assets	$1,460,340	32.5%	$1,214,599	26.9%	$1,135,358	24.4%
Stated Income/Verified Assets	1,274,404	28.3%	1,383,098	30.7%	1,468,686	31.6%
Stated Income/Stated Assets	1,314,829	29.2%	1,420,761	31.5%	1,506,627	32.4%
No Income/No Assets	445,935	10.0%	492,899	10.9%	542,205	11.6%
Total single family portfolio	$4,495,508	100.0%	$4,511,357	100.0%	$4,652,876	100.0%

Single family loan portfolio by geographic distribution

Region	June 30, 2008		March 31, 2008		December 31, 2007
Los Angeles County	$1,185,376	26.4%	$1,132,580	25.1%	$1,148,942	24.7%
San Francisco Bay Area	756,335	16.8%	751,595	16.7%	775,303	16.7%
Central California Coast	584,317	13.0%	568,613	12.6%	592,547	12.7%
San Diego Area	501,929	11.2%	536,423	11.9%	558,452	12.0%
Orange County	444,080	9.9%	429,423	9.5%	428,667	9.2%
San Bernardino/Riverside Counties	336,630	7.5%	357,999	7.9%	374,303	8.0%
San Joaquin Valley	259,053	5.8%	283,412	6.3%	298,788	6.4%
Sacramento Valley	242,384	5.4%	259,249	5.7%	275,313	5.9%
Other	185,404	4.0%	192,063	4.3%	200,561	4.4%
Total single family portfolio	$4,495,508	100.0%	$4,511,357	100.0%	$4,652,876	100.0%

Delinquent and nonaccrual loans by year of origination

Year of Origination	30-89 Days Delinquent		Non-accrual		Total
2003 and prior	$5,153	2.5%	$15,754	3.2%	$20,907	3.1%
2004	31,861	15.3%	46,112	9.4%	77,973	11.1%
2005	106,993	51.5%	342,647	69.7%	449,640	64.3%
2006	58,489	28.2%	82,985	16.9%	141,475	20.2%
2007	5,200	2.5%	4,195	0.8%	9,394	1.3%
2008	-	0.0%	-	0.0%	-	0.0%
Total single family defaults	$207,696	100.0%	$491,693	100.0%	$699,389	100.0%

Delinquent and nonaccrual loans by geographic distribution

Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
San Francisco Bay Area	$135,457	19.4%	17.9%
San Diego Area	107,657	15.4%	21.4%
Central California Coast	93,586	13.4%	16.0%
Los Angeles County	81,800	11.7%	6.9%
San Joaquin Valley	77,657	11.1%	30.0%
San Bernardino/Riverside	58,650	8.4%	17.4%
Sacramento Valley	59,181	8.5%	24.4%
Orange County	50,234	7.2%	11.3%
Other	35,167	4.9%	19.0%
Total single family defaults	$699,389	100.0%	15.6%

Delinquent and nonaccrual loans by borrower documentation type

Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$92,891	13.3%	6.4%
Stated Income/Verified Assets	244,591	35.0%	19.2%
Stated Income/Stated Assets	273,783	39.1%	20.8%
No Income/No Assets	88,124	12.6%	19.8%
Total single family defaults	$699,389	100.0%	15.6%

Delinquent and nonaccrual loans by estimated current loan to value ratio

Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$65,665	9.4%	57.8%
>70% <=80%	146,424	20.9%	75.4%
>80% <=90%	218,958	31.3%	85.5%
>90% <=100%	209,036	29.9%	94.2%
>100% <=110%	50,521	7.2%	102.9%
>110% <=120%	2,855	0.4%	113.9%
Not in MSAs	5,930	0.9%	N/A
Total single family defaults	$699,389	100.0%	84.8%

(1) The current estimated loan to value ratio is based on OFHEO March 2008 data.

Forecast of single family loan portfolio payment recast

Recast quarter (2)	Recast Balance	Number of Loans
3rd quarter 2008	$122,690	277
4th quarter 2008	140,282	317
Remaining 2008	$262,972	594

1st quarter 2009	$130,295	287
2nd quarter 2009	108,620	244
3rd quarter 2009	161,543	374
4th quarter 2009	235,498	517
Total 2009	$635,956	1,422

2010	$841,055	1,881
2011	479,061	983
Thereafter	145,667	278
Grand total	$2,364,711	5,158

(1) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity

Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 3/31/2008)	$45,547	164
Acquired REOs	87,423	360
Sold REOs	(36,300)	(144)
Ending REO Balance (as of 6/30/2008)	$96,670	380
Properties in Escrow	$28,366	128

Loss Mitigation Activity

Loan modifications 2008 year-to-date	Loan Balance	Number of Loans
Loan terms modified to:
Five Year Fixed Interest Only	$188,261,322	383
Five Year Fixed Amortizing	39,509,678	84
Five Year Adjustable Interest Only	61,329,026	123
Adjustable Rate Amortizing	46,809,780	96
Modified Negam Cap	1,469,851	3
Other	7,999,375	16
Grand total (1)	$345,379,032	705

(1) Of these modified loans, 678 loans for $332 million were considered to be troubled debt restructurings, based on the Bank's underwriting of the the borrower and the property at the date of the modification.